Exhibit 24.1

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Michael A. Bryson and Carl Krasik, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2002, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 18, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ MARTIN G. MCGUINN	/s/ EDWARD J. MCANIFF
Martin G. McGuinn, Director and Principal Executive Officer	Edward J. McAniff, Director

/s/ BURTON C. BORGELT	/s/ ROBERT MEHRABIAN
Burton C. Borgelt, Director	Robert Mehrabian, Director

/s/ CAROL R. BROWN	/s/ SEWARD PROSSER MELLON
Carol R. Brown, Director	Seward Prosser Mellon, Director

/s/ JARED L. COHON	/s/ MARK A. NORDENBERG
Jared L. Cohon, Director	Mark A. Nordenberg, Director

/s/ J. W. CONNOLLY
J. W. Connolly, Director	David S. Shapira, Director

/s/ STEVEN G. ELLIOTT	/s/ WILLIAM E. STRICKLAND, JR.
Steven G. Elliott, Director	William E. Strickland, Jr., Director

/s/ IRA J. GUMBERG	/s/ JOAB L. THOMAS
Ira J. Gumberg, Director	Joab L. Thomas, Director

Wesley W. von Schack, Director

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Michael A. Bryson and Carl Krasik, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2002, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of 2-21, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ DAVID S. SHAPIRA
David S. Shapira, Director

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Michael A. Bryson and Carl Krasik, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2002, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 28, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ WESLEY W. VON SCHACK
Wesley W. von Schack, Director